Exhibit 10.1

This document contains confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

Such information is noted by three asterisks, as follows “***”.

FIFTH AMENDMENT TO PURCHASE AGREEMENT

This Fifth Amendment to Purchase Agreement (“FIFTH AMENDMENT”) is entered into by and between The Procter & Gamble Manufacturing Company, One Procter & Gamble Plaza, Cincinnati, Ohio, 45202, United States of America; Procter & Gamble International Operations SA, 47, route de Saint-Georges 1213 Petit-Lancy, Geneva, Switzerland; Procter & Gamble International Operations SA Singapore Branch, 138 Robinson Road, #17-00, The Corporate Office, Singapore, 068906, Singapore and Procter & Gamble Home Products Limited (collectively “BUYER”), and FutureFuel Chemical Company, 2800 Gap Road, Batesville Arkansas, United States of America (“SELLER”).

BUYER and SELLER previously entered into a Purchase Agreement dated as of April 1, 2008, as subsequently amended by (i) that certain letter agreement dated as of April 10, 2009, (ii) that certain Second Amendment to Agreement dated as of November 29, 2011, (iii) that certain Third Amendment to Purchase Agreement dated as of August 28, 2012, and (iv) that certain Amendment No. 4 to Purchase Agreement dated as of May 11, 2015 (the Purchase Agreement, together with each of the aforementioned amending documents, hereinafter referred to as the “AGREEMENT”). BUYER and SELLER wish to amend the AGREEMENT as set forth in this FIFTH AMENDMENT.

This FIFTH AMENDMENT supersedes the Notification Letter sent to FutureFuel Chemical Co dated March 19, 2015 in accordance with Section 4.4 REDUCTIONS OR DISCONTINUATION OF PURCHASES of the AGREEMENT.

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BUYER and SELLER agree as follows:

1. AMENDMENT
The AGREEMENT is amended as follows:

Section 1.01.
Section 6.1 CONTRACT PERIOD of the AGREEMENT is deleted in its entirety and replaced with the following:

6.1 CONTRACT PERIOD

This AGREEMENT starts on April 1, 2008 (“EFFECTIVE DATE”), and ends on December 31, 2018 (“PERIOD”) unless earlier terminated in accordance with this AGREEMENT.

Section 1.02.

Section 4.1.1 ESTIMATED PURCHASE VOLUME FOR CALENDAR YEAR 2012 of the AGREEMENT is deleted in its entirety.

Section 1.03.

Section 4.1.2 ESTIMATED PURCHASE VOLUMES AFTER CALENDAR YEAR 2012 of the Agreement is deleted in its entirety and replaced with the following:

4.1.2 PURCHASE VOLUMES FOR CALENDAR YEARS ***; QUARTERLY 12 MONTH FORECASTS

For calendar years *** and ***, and notwithstanding the first paragraph of Section 4.1, BUYER will purchase from SELLER and SELLER will supply BUYER’s minimum purchase requirement of *** pounds of GOODS in calendar year *** (“*** MINIMUM”) and BUYER’s minimum purchase requirement of *** pounds of GOODS in calendar year *** (“*** MINIMUM”).

BASE PRICE CALENDAR YEAR *** - $*** per pound

BASE PRICE CALENDAR YEAR *** - $*** per pound

Quarterly pricing adjustment for raw materials are in accordance with Section 5.1 (Exhibit 2B) (NOTE: BASE PRICE CALENDAR YEAR *** and BASE PRICE CALENDAR YEAR *** are based on pricing of key raw materials ***

If there is a purchase volume shortfall against either the *** MINIMUM or *** MINIMUM (each being referred to herein as a “SHORTFALL”), BUYER will pay SELLER a penalty equal to 50% of the BASE PRICE CALENDAR YEAR *** or BASE PRICE CALENDAR YEAR ***, as the case may be, for the aggregate amount of pounds of GOODS constituting such SHORTFALL (“PENALTY”).  For example, if BUYER purchases *** pounds of GOODS in calendar year ***, BUYER will pay SELLER a PENALTY of $***. For further example, if BUYER purchases *** pounds of GOODS in calendar year ***, BUYER will pay SELLER a PENALTY of $***.

Any PENALTY based upon a SHORTFALL in either calendar year *** or *** is to be calculated at the end of calendar year ***. Any purchase volume surplus against either the *** MINIMUM or *** MINIMUM (each being referred to herein as a “SURPLUS”) will result in a credit equal to 50% of the BASE PRICE CALENDAR YEAR *** or BASE PRICE CALENDAR YEAR ***, as the case may be, for the aggregate amount of pounds of GOODS constituting such SURPLUS (“CREDIT”). Any CREDIT arising out of a SURPLUS against the *** MINIMUM will serve only to offset any PENALTY arising out of a SHORTFALL against the *** MINIMUM. Any CREDIT arising out of a SURPLUS against the *** MINIMUM will serve only to offset any PENALTY arising out of a SHORTFALL against the *** MINIMUM. For the avoidance of doubt, any CREDIT arising from any purchase volume surplus shall apply only to the extent it offsets any PENALTY. For any calculation of PENALTY and/or CREDIT, (i) BASE PRICE CALENDAR YEAR *** shall be a weighted average of quarterly pricing per pound and (ii) BASE PRICE CALENDAR YEAR *** shall be a weighted average of quarterly pricing per pound.

EXAMPLES

1.

If BUYER purchases *** pounds of GOODS in *** and *** pounds in ***, there will be no PENALTY because the SURPLUS against the *** MINIMUM results in a CREDIT in excess of the PENALTY resulting from the SHORTFALL against the *** MINIMUM ***.

2.	If BUYER purchases *** pounds of GOODS in *** and *** pounds in *** , BUYER’s PENALTY will be ***.

In order to facilitate SELLER production, beginning in October 2015 and ending upon the termination of this AGREEMENT, BUYER and SELLER shall meet at least quarterly at which meetings BUYER shall present to SELLER BUYER’S then good faith 12-month rolling forecasted volume of GOODS.

Section 1.04.

The following Section 4.1.3 is added to the AGREEMENT:

4.1.3 ESTIMATED PURCHASE VOLUMES FOR CALENDAR YEARS ***

For calendar years *** and ***, BUYER will provide to SELLER no later than October 15 immediately preceding such calendar year, any change in current forecasted annual volume of GOODS (active basis) for calendar years *** and ***. Current forecast volume is *** pounds in calendar year *** and forecasted volume of *** pounds in calendar year ***. These quantities are estimates only and will not be construed as minimum purchase obligations. There are no minimum purchase requirements during this time period

BASE PRICE CALENDAR YEAR ***- $*** per pound

BASE PRICE CALENDAR YEAR *** - $***per pound

Quarterly pricing adjustment for raw materials are in accordance with Section 5.1 (Exhibit 2B) (NOTE: BASE PRICE CALENDAR YEAR ***and ***is based on pricing of key raw materials ***

Section 1.05.

Section 4.4 REDUCTIONS OR DISCONTINUANCE OF PURCHASES of the Agreement is deleted in its entirety and replaced with the following:

Section 4.4 REDUCTIONS OR DISCONTINUANCE OF PURCHASES

SELLER acknowledges and agrees that BUYER may deem it necessary, for a variety of business and/or technical reasons, at a future date to discontinue purchases of GOODS covered by this AGREEMENT. Further, BUYER acknowledges and agrees that SELLER may deem it necessary, for a variety of business and/or technical reasons to discontinue GOODS production covered under this AGREEMENT. In such event that BUYER/SELLER expects to discontinue purchases/production of GOODS covered under this AGREEMENT, BUYER/SELLER shall provide BUYER/SELLER with reasonable, but not less than three hundred and sixty five (365) calendar days’, prior written notice of such discontinuance. During the three hundred and sixty five (365) day notification period, BUYER and SELLER will meet in good faith to agree on final volume to be produced by SELLER for BUYER. BUYER will continue purchasing GOODS at the agreed volume forecast for that calendar year and SELLER will continue selling GOODS at the agreed volume forecast for that calendar year. At the end of the three hundred and sixty five (365) day notification period, the AGREEMENT will be terminated unless both parties negotiate a mutually acceptable alternative before the expiration of the three hundred and sixty five (365) day notification period.Notwithstanding anything in this Agreeent to the contrary, the parties intend that the non-terminating party’s rights set forth in this Section 4.4 are its exclusive rights and remedy for termination by the terminating party under this Section 4.4.

Notwithstanding the above, neither party may terminate this AGREEMENT pursuant to this Section 4.4, in whole or in part, prior to ***. As such, neither party shall send notice of termination pursuant to this Section 4.4 prior to ***.

Section1.06.

Section 5.1.1 SALE OF POWDER of the Agreement is deleted in its entirety and replaced with the following:

5.1.1 SALE OF POWDER

BUYER agrees that SELLER may sell GOODS and/or NOBS that does not meet GOODS’ SPECIFICATIONS (together with GOODS, “POWDER”) to persons or entities not a party of this AGREEMENT (“OUTSIDE PARTIES”) and SELLER’s rights to sell GOODS to OUTSIDE PARTIES survives the termination of this AGREEMENT. *** Nothing in this Section 5.1.1 affects BUYERS obligations under Section 4.1.2 or Section 4.1.3, as applicable.

Additionally, the folllwing sentence is hereby added as the last Section of 5.1.1:

Nothing in the section is to be construed as granting a license beyond the license(s) granted in Section 8.3.3.

Section 1.07.

Section 7.2 PAYMENT TERMS of the Agreement is deleted in its entirety and replaced with the following:

7.2 PAYMENT TERMS

The due date for payment is *** calendar days from the date the accurate invoice is received at the location as designated by BUYER. In no event will payment occur prior to BUYER’s receipt of the GOODS, or if required, prior to the date where BUYER obtains government approval for payment, whichever is later. BUYER may withhold payment if SELLER’s invoice is inaccurate or does not meet BUYER’s invoice requirements or if SELLER’s invoice does not meet legal or tax requirements. Each invoice submitted by SELLER will describe the work performed and the corresponding charges in a manner reasonably satisfactory to BUYER. BUYER’s invoice requirements are posted at http://www.pgsupplier.com/en/current-suppliers/invoicing.shtml.

Section 1.08

The following language is added as the second paragraph to Section 2.3 PRODUCTION PROCESS AND/OR RAW MATERIAL CHANGES:

Nothwithstanding the foregoing or anything to the contrary in this AGREEMENT, SELLER shall have the option to directly or indirectly procure any or all raw materials used to manufacture GOODS for any or all sales so long as such procurement does not cause a material pricing difference and is acceptable to both parties. SELLER shall communicate any such decision to BUYER and the PARTIES shall use commercially reasonable efforts to transition such procurement of raw materials to SELLER.

Section 1.09

The folllwing language is hereby added as the last Section of 5.1.2 ***:

***

Section 1.10

The folllwing language is hereby added as the last Section of 5.1.4 ***:

***

Section 1.11

The following language is hereby deleted from the first sentence of Section 5.1.3 ***

Section 1.12

The folllwing language is hereby added as the last Section of 5.1.3 ***

***

Section 1.13

***

Section 1.14

The following language is added after “in SELLER’S custody” in the first sentecnce of Section 7.3 of the AGREEMENT:

“(other than GOODS held by SELLER for sale to OUTSIDE PARTIES)”

2. RATIFICATION

BUYER and SELLER hereby ratify the AGREEMENT and affirm that, except as expressly amended by this FIFTH AMENDMENT, the AGREEMENT will continue in full force and effect in accordance with the terms and conditions. Capitalized terms used in this FIFTH AMENDMENT but not defined herein will have the meaning given in the AGREEMENT.

3. GOVERNING LAW

This FIFTH AMENDMENT will be governed by and construed in accordance with the laws governing the AGREEMENT.

[signature page follows]

IN WITNESS WHEREOF the PARTIES hereto have entered into this FIFTH AMENDMENT effective as of January 1, 2015.

P&G Legal Entity: The Procter & Gamble Manufacturing Company	P&G Legal Entity: Procter & Gamble International Operations SA
By (Signature):	By (Signature):
Printed:	Printed:
Date:	Date:
P&G Legal Entity: Procter & Gamble International Operations SA	P&G Legal Entity: Procter & Gamble Home Products Limited
By (Signature):	By (Signature):
Printed:	Printed:
Date:	Date:
FutureFuel Chemical Company
By (Signature):
Printed:
Date: